UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 29, 2026, the shareholders of FTAI Infrastructure Inc. (the “Company”) voted on the matters described below.

(1) The Company’s shareholders elected one Class I director, who comprises all the directors of such class, to serve until the 2029 Annual Meeting of Shareholders and until his successor is duly elected or appointed and qualified. The numbers of shares that voted for the election of such director, withheld authority to vote for such director, and represented broker non-votes with respect to such director, are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
James L. Hamilton	38,456,441	31,990,834	31,827,451

(2) The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of KPMG LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
101,692,640	404,981	177,105

* Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by stock exchange rules from voting on a particular matter. Under stock exchange rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, but they were entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 2026

FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President